1 DRAFT 04.07.2021 MID PENN BANCORP, INC. Investor Presentation July 2025

2 Cautionary Notice Regarding Forward-Looking Statements This presentation regarding Mid Penn Bancorp, Inc. (“Mid Penn”), and oral statements made regarding the subjects of this release, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and include expressions about management’s confidence and strategies and management’s current views and expectations about new and existing programs and products, relationships, opportunities, technology and market conditions. These statements may be identified by such forward-looking terminology as “continues,” “expect,” “look,” “believe,” “anticipate,” “may,” “will,” “should,” “projects,” “strategy” or similar statements. Actual results may differ materially from such forward-looking statements, and no reliance should be placed on any forward-looking statement. Factors that may cause results to differ materially from such forward-looking statements include, but are not limited to, changes in interest rates, spreads on earning assets and interest-bearing liabilities, and interest rate sensitivity; prepayment speeds, loan originations, credit losses and market values on loans, collateral securing loans, and other assets; sources of liquidity; common shares outstanding; common stock price volatility; fair value of and number of stock-based compensation awards to be issued in future periods; the impact of changes in market values on securities held in Mid Penn’s portfolio; legislation affecting the financial services industry as a whole, and Mid Penn and Mid Penn Bank individually or collectively, including tax legislation; results of the regulatory examination and supervision process and oversight, including changes in monetary policy and capital requirements; changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or regulatory agencies; increasing price and product/service competition by competitors, including new entrants; rapid technological developments and changes; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; the mix of products/services; containing costs and expenses; governmental and public policy changes; protection and validity of intellectual property rights; reliance on large customers; technological, implementation and cost/financial risks in large, multi-year contracts; the outcome of future litigation and governmental proceedings, including tax-related examinations and other matters; continued availability of financing; the availability of financial resources in the amounts, at the times and on the terms required to support Mid Penn and Mid Penn Bank’s future businesses; material differences in the actual financial results of merger, acquisition and investment activities compared with Mid Penn’s initial expectations, including the full realization of anticipated cost savings and revenue enhancements; the possibility that the anticipated benefits of a transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in legacy Mid Penn and target markets; diversion of management’s attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of a transaction; the ability to complete the integration of Mid Penn and its target successfully; the dilution caused by Mid Penn’s issuance of additional shares of its capital stock in connection with a transaction; and other factors that may affect the future results of Mid Penn. For a more detailed description of these and other factors which would affect our results, please see Mid Penn’s filings with the SEC, including those risk factors identified in the “Risk Factors” section and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent filings with the SEC. The statements in this press release are made as of the date of this press release, even if subsequently made available by Mid Penn on its website or otherwise. Mid Penn does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions which may be made to forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of unanticipated events, except as required by law. Third Party Sources and Non-GAAP Financial Measures Certain information contained in this presentation and statements made orally during this presentation relate to or are based on publications and other data obtained from third-party sources. While Mid Penn believes these third-party sources to be reliable as of the date of this presentation, Mid Penn has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of certain non-GAAP financial measures to GAAP financial measures are provided in the Appendix. Numbers in this presentation may not sum due to rounding. Forward-Looking Statements / Non-GAAP Disclosures

Experienced Management Team

Executive	Position	Years at MPB	Years in Industry
Rory G. Ritrievi	Chair, President & Chief Executive Officer	16	39
Scott W. Micklewright	Sr. EVP / President of Commercial and Consumer Banking & Chief Revenue Officer	16	20
Justin T. Webb	Sr. EVP / Chief Financial Officer	13	20
Joan E. Dickinson	Sr. EVP / Chief Retail Officer	12	39
Heather R. Hall	Sr. EVP / Market President & Chief Lending Officer	8	26
Kenneth J. Stephon	Sr. EVP / Chief Corporate Development Officer	6	48
Jordan D. Space	Sr. EVP / President of the Private Bank & Chief Operating Officer	3	18
Joseph L. Paese, CFP	First EVP / Director of Trust & Wealth Management	9	39
Ray M. Mincarelli, Jr.	EVP / President of Commercial Real Estate	16	54
John Paul Livingston	EVP / Chief Technology & Chief Information Officer	15	22
Zachary C. Miller	EVP / Chief Risk Officer	9	16
Paul W. Spotts	EVP / Chief Credit Officer	3	31
Matthew L. Miller	First Sr. VP / Chief Data Officer	20	26
Paul F. Spiegel	First Sr. VP / Senior Operations Manager	14	39
Margaret E. Steinour	First Sr. VP / Chief Administrative Officer	13	20
	Average:	**11.5**	**30.3**

MID PENN BANCORP

Source: Company Documents.

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Mid Penn Bank Regional Presidents

Executive	Position / Region	Years at MPB	Years in Industry
Natalie L. Falatek	Sr. VP / Upper Dauphin Region	14	20
Mark F. Ketch	Sr. VP / Schuylkill & Luzerne Counties	8	31
Keith C. Rada	Sr. VP / Brunswick Region	8	15
Joseph N. Butto	Sr. VP / Berks County	6	40
Jared E. Utz	Sr. VP / William Penn Region	5	20
Justin A. Manning	Sr. VP / Lancaster County	3	18
Jeannine Cimino	Sr. VP/South Central NJ Region	3	34
Daniel M. Baronick	Sr. VP / Western Region	1	19
Jeffrey M. Steigerwalt	Sr. VP / Delaware River Region	1	25
Layne G. Crothers	Sr. VP / Lehigh Valley Region	1	16
	Average:	5	23.8

MID PENN BANCORP

Source: Company Documents.

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5 I. Company Overview & 2025 Q2 Update

Mid Penn Bancorp, Inc. Overview at June 30, 2025

Holding Company for Mid Penn Bank

Assets	Gross Loans	Deposits
$6.4 B	$4.8 B	$5.4 B

2Q25 Financial Highlights

Net Income	$4.8m / $0.22 /sh	**NPAs / Assets**	0.44%
GAAP ROAA[1] 0.32%	**Core ROAA[1,2]** 1.00%	**MRQ NCOs / Avg. Loans[1]**	0.07%
ROATCE[1,2] 4.05%	**Core ROATCE[1,2]** 11.86%	**TCE / TA[2]**	10.1%
MRQ NIM[1]	3.44%	**Loans / Deposits[3]**	88.7%

Highlights

- Banking subsidiary: Mid Penn Bank (est. 1868), state chartered non-member bank and trust company, headquartered in Millersburg, PA
- A PA-based commercial bank operating strategically throughout Pennsylvania and central and southern New Jersey
- Dedicated to providing comprehensive banking and trust services
- Highly active over the prior year. Key strategic initiatives include:
  - ✓ Closed acquisition of south-central Pennsylvania based insurance agency, Charis Insurance Group, Inc., in May 2025 for a purchase price of $4.0 million
  - ✓ Closed acquisition of William Penn Bancorporation in April 2025 for a purchase price of $120.0 million
  - ✓ $80.6 million[4] common equity raise completed in November 2024
    - – 2,731,250 common shares issued | $29.50 per share

Branch Footprint



MPB (59)[5]
State College
Pittsburgh
Altoona
Harrisburg
Reading
Edison
Trenton
Philadelphia
Toms
New Jersey

Source: S&P Global Market Intelligence, Company Documents.
Note: Financial information as of or for the quarter ended June 30, 2025.
(1) Annualized financial metric. (2) Non-GAAP financial metric. Please see Appendix for GAAP to non-GAAP reconciliation.
(3) Excludes HFS loans. (4) Inclusive of overallotment option. (5) 12 Branches added as of 4/30/2025 for a total of 59 MPB branches, as a result of the acquisition of William Penn Bancorporation.

MID PENN BANCORP
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7 $4.7 $5.4 9/30/2024 6/30/2025 $5.5 $6.4 9/30/2024 6/30/2025 Source: S&P Global Market Intelligence, Company Documents. Note: Financial information as of or for the quarter ended June 30, 2025. (1) Branch map and counts at the time of transaction announcement on November 1, 2024. (2) Metrics and impacts as of the time of transaction announcement on November 1, 2024. (3) Inclusive of overallotment option. (4) Non-GAAP financial metric. Please see Appendix for GAAP to non-GAAP reconciliation. 94.2% 88.7% 9/30/2024 6/30/2025 Refresher: William Penn Strategic Acquisition MPB (45) WMPN (12) Announced Transaction Metrics & Impacts2 Combined Branch Footprint1 Key Balance Sheet Impacts Loans / Deposits Total Assets Total Deposits TCE / TA469% Loans / Deposits 2.01% Cost of Total Deposits William Penn Bancorporation Overview ~14% 2026E EPS Accretion ~(5%) TBV per share Dilution at Close ~2.4 Yrs TBV per share Dilution at Close Pro Forma Financial Impacts $70M Base Offering 15% Overallotment Option $29.50 Offer Price $80.6 Million Capital Raise3 8.1% 10.1% 9/30/2024 6/30/2025 1.02x Purchase Price / TBV $757M Total Assets

William Penn Strategic Acquisition Metrics - Update

Metric	Announcement	Post-Close	Better than Announcement?
Transaction Total Value	127 million	$120 million	✓
Tangible Book Value Per Share @ 6/30/2025	$26.87	$27.22	✓
Tangible Common Equity *Memo: Goodwill Created*	$618 Million *$20.0 Million*	$624 Million *$7.3 Million*	✓
TCE / TA	9.7%	10.1%	✓
Loans / Deposits	92%	89%	✓
Common Shares	$23.0 Million	$22.9 Million	✓

- **Strategically Attractive**
  - Accelerates market expansion into Greater Philadelphia, Bucks County, and key growth corridors in southern and central New Jersey
- **Financially compelling**
  - Reduces combined loan/deposit and CRE concentration ratios
  - Double-digit EPS accretion and 20-50 bps capital ratio improvement
  - Short TBV earnback (2.4 years)
- **Leverages Mid Penn's proven M&A integration expertise to drive operational synergies**
- **Supports long-term shareholder value through enhanced profitability and capital efficiency**

Mid Penn Bancorp, Inc. Completed the Acquisition of William Penn Bancorporation on April 30, 2025

Source: Company Filings; Company Management.

MID PENN BANCORP

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9 Strengthening Our Foundation for Sustainable Growth  The late 2024 capital raise and William Penn deal, combined with execution of our organic deposit growth plan, has materially enhanced our balance sheet  In the near-term: – We are focused on integrating William Penn – Overall loan growth has slowed, but for good reason – Credit quality remains very strong – Profitability metrics have remained solid – Loan repricing dynamics are still playing out, but are slowing  We are well-positioned for future growth, particularly in the southeast Pennsylvania markets and southern NJ  We continue to be focused on organic and inorganic opportunities to bolster fee income  We have a track record of M&A integration and long-term above-average organic loan & deposit growth  We believe our stock is undervalued

10 $1.48 $2.80 2018Y 2025Q2 Ann. 0.8% 0.8% 0.7% 0.9% 0.8% 1.0% 1.1% 1.2% 0.9% 0.9% 1.0% MPB: Track Record of Successful M&A Post-Close Optimization Source: S&P Global Market Intelligence, Company Filings. (1) Non-GAAP financial metric used for 2025Q2. Please see Appendix for GAAP to non-GAAP reconciliation. (2) Annualized financial metric. (3) Core used for 2025Q2. Please see Appendix for GAAP to non-GAAP reconciliation. Asset Growth Over Time ($Bn) Overall Asset CAGR: 22% Organic Asset CAGR: 15% – Conservatively excludes acquired run-off portfolio impact Organic Acquired Core ROAA (%)1,2 2015 – 2025Q2 Avg. Earnings Per Share (EPS)1,2,3 EPS Comparison1,2,3 $1.73 $1.84 $1.78 $2.03 $2.08 $3.10 $3.66 $3.47 $2.70 $2.77 $2.80 0.9% Pre-First Priority Financial Corp. Merger

11 Compelling Valuation vs. Public Banks Source: S&P Global Market Intelligence; Company Filings. Note: Core EPS for 2025Q2 used for MPB, Non-GAAP financial metric. Please see Appendix for GAAP to non-GAAP reconciliation. Note: Market data and median analyst consensus estimates as of 7/24/2025; Most recent quarter available used for peers. (1) $5 - $10Bn Peers defined as US major exchange traded banks and thrifts with most recent quarter total assets between $5 billion and $10 billion excluding merger targets and mutuals.

12 Appendix

Non-GAAP Reconciliation

($000s)

	2024Q2	2024Q3	2024Q4	2025Q1	2025Q2
Net Income Available to Common Shareholders	$11,771	$12,301	$13,232	$13,742	$4,762
Less: BOLI Death Benefit Income	487	4	615	83	1
Plus: Merger and Acquisition Expenses	0	109	436	314	11,011
Plus: Compensation expense for accelerated vesting of stock options and restricted stock awards	--	--	--	--	2,043
Less: Tax Effect of Merger and Acquisition Expenses	0	23	92	66	2,741
Net Income Excluding Non-Recurring Expenses	**$11,284**	**$12,383**	**$12,961**	**$13,907**	**$15,074**
Weighted Average Shares Outstanding	16,576,283	16,612,657	18,338,224	19,355,867	21,566,617
Core Earnings Per Common Share Excluding Non-Recurring Expenses	**$0.68**	**$0.75**	**$0.71**	**$0.72**	**$0.70**

($000s)

	For the Years Ended December 31,										As of June 30,
	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025Q2
Net Income Available to Common Shareholders	$6,528	$7,804	$7,089	$10,596	$17,701	$26,209	$29,319	$54,806	$37,397	49,437	$4,762
Less: BOLI Death Benefit Income	0	0	0	0	0	0	0	0	0	2,566	1
Plus: Merger and Acquisition Expenes	762	0	619	4,790	0	0	12,947	623	8,520	545	11,011
Plus: Compensation expense for accelerated vesting of stock options and restricted stock awards	--	--	--	--	--	--	--	--	--	--	2,043
Less: Tax Affect of Merger and Acquisition Expenses	160	0	130	1,006	0	0	2,719	131	1,789	115	2,741
Net Income Excluding Non-Recurring Expenses	**$7,130**	**$7,804**	**$7,578**	**$14,380**	**$17,701**	**$26,209**	**$39,547**	**$55,298**	**$44,128**	**$47,301**	**$15,074**
Weighted Average Shares Outstanding	4,112,159	4,239,630	4,252,561	7,091,797	8,492,073	8,443,092	10,819,579	15,934,635	16,350,963	17,070,862	21,566,617
Core Earnings Per Common Share Ex. Non-Recurring Expenses	**$1.73**	**$1.84**	**$1.78**	**$2.03**	**$2.08**	**$3.10**	**$3.66**	**$3.47**	**$2.70**	**$2.77**	**$0.70**
Average Assets	**$883,928**	**$1,001,452**	**$1,103,439**	**$1,665,721**	**$2,166,964**	**$2,758,429**	**$3,520,504**	**$4,476,174**	**$4,883,087**	**$5,412,979**	**$6,036,045**
Core Return on Average Assets Ex. Non-Recurring Expenses	**0.81%**	**0.78%**	**0.69%**	**0.86%**	**0.82%**	**0.95%**	**1.12%**	**1.24%**	**0.90%**	**0.87%**	**1.00%**

Source: S&P Global Market Intelligence, Company Filings.

MID PENN BANCORP
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14 Non-GAAP Reconciliation Source: S&P Global Market Intelligence, Company Filings. ($000s) For the Years Ended December 31, As of June 30, 2018 2019 2020 2021 2022 2023 2024 2025Q2 Total Common Equity $223,209 $237,874 $255,688 $490,076 $512,099 $542,350 $655,018 $775,708 Goodwill 62,840 62,840 62,840 113,835 114,231 127,031 128,160 135,473 Other Intangibles 7,221 5,758 4,360 9,436 7,260 6,479 6,242 16,531 Less: Total Intangible Assets 70,061 68,598 67,200 123,271 121,491 133,510 134,402 152,004 Tangible Common Equity $153,148 $169,276 $188,488 $366,805 $390,608 $408,840 $520,616 $623,704 Total Assets $2,077,981 $2,231,175 $2,998,948 $4,689,425 $4,486,257 $5,290,792 $5,470,362 $6,354,542 Goodwill 62,840 62,840 62,840 113,835 114,231 127,031 128,160 135,473 Other Intangibles 7,221 5,758 4,360 9,436 7,260 6,479 6,242 16,531 Less: Total Intangible Assets 70,061 68,598 67,200 123,271 121,491 133,510 134,402 152,004 Tangible Assets $2,007,920 $2,162,577 $2,931,748 $4,566,154 $4,364,766 $5,157,282 $5,335,960 $6,202,538 Tangible Common Equity / Tangible Assets 7.63% 7.83% 6.43% 8.03% 8.95% 7.93% 9.76% 10.06% Tangible Book Value Per Share $18.10 $19.96 $22.39 $22.99 $24.59 $24.67 $26.90 $27.22

15 Non-GAAP Reconciliation 2024Q1 2024Q2 2024Q3 2024Q4 2025Q1 2025Q2 Net Income Available to Common Shareholders $12,133 $11,771 $12,301 $13,232 $13,742 $4,762 Plus: Intangible Amortizations, Net of Tax 338 336 363 372 338 588 $12,471 $12,107 $12,664 $13,604 $14,080 $5,350 Average Shareholder's Equity $546,001 $553,675 $565,300 $623,670 $660,964 $670,491 Less: Average Goodwill 127,031 127,031 127,773 128,160 128,160 130,824 Less: Average Core Deposit and Other Intangibles 6,259 5,833 6,424 6,468 6,023 9,824 Average Tangible Shareholder's Equity $412,711 $420,811 $431,103 $489,042 $526,781 $529,843 Return on Average Tangible Common Equity 12.15% 11.57% 11.69% 11.07% 10.84% 4.05% Net Income Excluding Non-Recurring Expenses $10,673 $11,284 $12,383 $12,961 $13,907 $15,074 Plus: Intangible Amortizations, Net of Tax 338 336 363 372 338 588 $11,011 $11,620 $12,746 $13,333 $14,245 $15,662 Core Return on Average Tangible Common Equity 10.73% 11.11% 11.76% 10.85% 10.97% 11.86% Source: S&P Global Market Intelligence, Company Filings.